SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2003

Strategic Diagnostics Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-68440	56-1581761

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Pencader Drive Newark, DE	19702

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 456-6789

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c)      Exhibits.

Exhibit Number	Exhibit Title

99	Press release issued by Strategic Diagnostics Inc. on October 23, 2003, furnished in accordance with Item 9 of this Current Report on Form 8-K.

Item 9.      Regulation FD Disclosure.

     The purpose of this Current Report on Form 8-K is to furnish a press release issued on October 23, 2003 by Strategic Diagnostics Inc. This press release is furnished herewith as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC DIAGNOSTICS INC.

By:	/s/ Stanley J. Musial

Stanley J. Musial Chief Financial Officer

Dated: October 23, 2003

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99	Press release issued by Strategic Diagnostics Inc. on October 23, 2003, furnished in accordance with Item 9 of this Current Report on Form 8-K.